MAY 1, 2025
SUPPLEMENT TO
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Effective immediately, in the summary section for Hartford Schroders Diversified Opportunities Fund (formerly, Hartford Schroders Diversified Growth Fund) in the above referenced Statutory Prospectus under the heading “Past Performance –  Average Annual Total Returns,” the first paragraph in the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark, the indices that comprise the blended benchmark, and the ICE BofA US 3-Month Treasury Bill Index plus 5%. The indices that comprise the blended benchmark are broad based market indices and serve as the Fund’s regulatory indices. The blended benchmark serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Fund also measures its performance against the ICE BofA US 3-Month Treasury Bill Index plus 5% as a secondary performance index. The blended benchmark and the ICE BofA US 3-Month Treasury Bill Index plus 5% are calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class SDR shares and will vary for the Fund’s other class. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7728
May 2025